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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: MARCH 4, 2003






                               INSILCO HOLDING CO.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          Delaware                   0-22098                    06-0635844
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(STATE OR OTHER JURISDICTION OF    (COMMISSION                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NO.)            IDENTIFICATION NUMBER)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
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               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




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ITEM 5.   OTHER EVENTS.

Insilco Holding Co.'s press release issued March 4, 2003 is attached as an exhibit and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)   Exhibits.

                EXHIBIT NO.                  DESCRIPTION
                -----------                  -----------

                 99 (a)            Press release of Insilco Holding Co.
                                   issued March 4, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           INSILCO HOLDING CO.
                                           --------------------------------
                                           Registrant



Date:  March 4, 2003                       By:  /s/ MICHAEL R. ELIA
                                                ---------------------------
                                                Michael R. Elia
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX







   EXHIBIT NO.                            DESCRIPTION
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     99 (a)           Press release of Insilco Holding Co. issued March 4, 2003.